UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1933

Date of Report: April 8, 2020

(Date of earliest event reported)

PLANTATION CORP.

(Exact name of registrant as specified in its charter)

Wyoming --------------------------------	333-224534 --------------------------------	82-1370054 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

514 Grand Avenue, Suite 161

Laramie, WY 82070

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(Address of principal executive offices) (Zip Code)

(805) 215 4161

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(Registrant’s telephone no., including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02                      Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 8, 2020, Robert McGuire, Sr., the Chief Executive Officer of Plantation Corp. (the “Company”), passed away due to natural causes.  Adrian Bray, the Company’s CFO, will assume Mr. McGuire’s Company duties on an interim basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLANTATION CORP.
(Registrant)

Date: April 14, 2020	By: /s/ Adrian Bray
CFO